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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             May 6, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   1-7182                  13-2740599
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      (State or Other             (Commission            (I.R.S. Employer
      Jurisdiction of            File Number)           Identification No.)
      Incorporation)


      4 World Financial Center, New York, New York            10080
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      (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:        (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)



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Item 9.  Regulation FD Disclosure
---------------------------------

James Gorman, president of Merrill Lynch's Global Private Client Group, is scheduled to deliver a presentation at the Goldman Sachs & Co. Financial Services Conference on Tuesday, May 13 at 2:00 pm (EDT).

Access to Mr. Gorman's slides and a live audio webcast of the presentation will be available at http://www.ir.ml.com. On-demand webcast replay of the presentation should be available shortly thereafter at the same web address.


                                     * * *


Merrill Lynch may make or publish forward-looking statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, affect the operations, performance, business strategy and results of Merrill Lynch and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, financial market volatility, actions and initiatives by current and potential competitors, the effect of current and future legislation or regulation, and certain other additional factors described in Merrill Lynch's 2002 Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available on the Merrill Lynch Investor Relations website at www.ir.ml.com and at the SEC's website, www.sec.gov.

Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date these statements were made. Readers should, however, consult any further disclosures Merrill Lynch may make in its reports filed with the SEC.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MERRILL LYNCH & CO., INC.
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                                                    (Registrant)


                                    By:     /s/ Judith A. Witterschein
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                                              Judith A. Witterschein
                                              Corporate Secretary

Date:  May 6, 2003

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